AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

     THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (the “Agreement”) is entered into on the 9th day of February, 2007 by WORLDBID CORPORATION, a Nevada corporation (“Worldbid”), ROYALITE ACQUISITION CORP., a Nevada corporation (“Worldbid Sub”) and ROYALITE PETROLEUM CORP., a Nevada corporation (“Royalite”).

PRELIMINARY STATEMENTS

A. The Boards of Directors of Worldbid and Royalite deem it desirable and in the best interests of their respective shareholders that Royalite be merged with and into Worldbid Sub, with Worldbid Sub continuing as the surviving corporation (the “Merger”) on the terms and conditions of this Agreement.

B. The Boards of Directors of Worldbid, Worldbid Sub and Royalite have approved and adopted this Agreement.

C. Worldbid Sub is a wholly-owned subsidiary of Worldbid.

D. It is the intention of Worldbid, Worldbid Sub and Royalite that this Agreement replace and supersede the Agreement and Plan of Merger entered into on August 23, 2006 by Worldbid and Royalite.

In consideration of the mutual benefits to be derived from the Merger and the respective representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

STATEMENT OF TERMS

SECTION 1
THE MERGER

     1.1 The Merger. At the Effective Time (as defined in Section 1.3 below), Royalite will be merged with and into Worldbid Sub in accordance with this Agreement, the Articles of Merger substantially in the form attached as Schedule 1.1A attached to this Agreement (the “Articles of Merger”), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the “Nevada Law”). Following the Merger, Worldbid Sub will continue as the surviving corporation (the “Surviving Corporation”) and the separate existence of Royalite will cease, except insofar as it may be continued by the Nevada Law.

     1.2 Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 5 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 7, the parties to this Agreement will hold a closing (the “Closing”) for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will be held at the offices of Royalite Petroleum Corp., 2215 Lucerne Circle, Henderson, NV 89014. The date on which the Closing actually occurs is referred to as the “Closing Date.” At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before February 28, 2007 unless such date is extended by the mutual agreement of the parties.

     1.3 Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed as soon as practicable on or after the Closing Date.

     1.4 Effect of the Merger. The Merger will have the effects set forth in Section 92A.250 of the Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Worldbid Sub and Royalite will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Worldbid Sub and Royalite will become the debts, liabilities and duties of the Surviving Corporation.

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     1.5 Articles of Incorporation; Bylaws.

          (a) The Articles of Incorporation of Worldbid Sub as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

          (b) At the Effective Time, the bylaws of Worldbid Sub, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

     1.6 Directors and Officers. The directors and officers of Worldbid after the Effective Time will be the following persons:

Name	Position
Michael L. Cass	Director, President and Chief Executive Officer
Logan B. Anderson	Director, Vice President of Finance, Chief Financial Officer and Secretary
William Charles Tao	Director

     1.7 Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Worldbid Sub or Royalite, the officers and directors of Worldbid, Worldbid Sub, Royalite and Surviving Corporation will take all such necessary action.

SECTION 2
PAYMENT OF MERGER CONSIDERATION

     2.1 Merger Consideration.

          (a) Conversion of Royalite Common Stock. Each share of Royalite common stock, par value $0.001 per share (the “Royalite Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.3) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of Worldbid Common Stock, par value $0.001 (as defined in Section 4.3(a)) (the “Worldbid Merger Shares”). All certificates representing the Worldbid Merger Shares issued on effectiveness of the Merger will be endorsed with the following legends pursuant to the Securities Act of 1933 (the “Securities Act”) in order to reflect the fact that the Worldbid Merger Shares will be issued to the shareholders of Royalite (the “Royalite Stockholders”) pursuant to exemptions or safe harbors from the registration requirements of the Securities Act:

                 (i) For Royalite Stockholders who are US persons as defined in Rule 902 of Regulation S promulgated under the Securities Act (“US Persons”):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATEDUNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

                (ii) For Royalite Stockholders who are not US Persons:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE

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UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

          (b) Conversion of Worldbid Sub Stock. Each share of Worldbid Sub Stock (as defined in Section 4.3(b)) issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Surviving Corporation common stock (the “Surviving Corporation Common Stock”). The shares of common stock required for such purpose will be drawn from authorized but unissued shares of Suriving Corporation Common Stock.

     2.2 Stock Certificate Conversion Procedure. After the Effective Time, each holder of Royalite Common Stock will be entitled to exchange his, her, or its certificate representing the Royalite Common Stock (a “Royalite Stock Certificate”) for a certificate representing the number of Worldbid Merger Shares into which the number of shares of Royalite Common Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.1(a) of this Agreement. Each shareholder of Royalite Common Stock may exchange his, her or its Royalite Stock Certificate by delivering it to Worldbid duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Worldbid Merger Shares to such shareholder, together with: (i) a Certificate of Non-U.S. Shareholder (if such shareholder is not a US Person), a copy of which is attached hereto as Disclosure Schedule 2.2A, or (ii) a Certificate of U.S. Shareholder (if such shareholder is a US Person), a copy of which is attached hereto as Disclosure Schedule 2.2B. Until surrendered as contemplated by this Section 2.2, each Royalite Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Worldbid Common Stock certificates representing the number of whole Worldbid Merger Shares into which the shares of Royalite Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Royalite Stock Certificates, Worldbid will cause the issuance of the number of Worldbid Merger Shares as converted pursuant to Section 2.1(a) of this Agreement.

     2.3 Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Royalite Common Stock (“Dissenting Shares”) that are issued and outstanding immediately prior to the Effective Time and held by Royalite Stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of the Nevada Law (the “Royalite Dissenting Stockholders”) will not be converted into or be exchangeable for the right to receive Worldbid Merger Shares, unless and until such holders will have failed to perfect or will have effectively withdrawn or lost their rights to appraisal under the Nevada Law. Royalite will give Worldbid (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Royalite Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to the Nevada Law and received by Royalite relating to shareholders' rights of appraisal, and (ii) the will keep Worldbid informed of the status of all negotiations and proceedings with respect to demands for appraisal under the Nevada Law. If any Royalite Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Royalite Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Worldbid Common Stock pursuant to Section 2.1 of this Agreement.

     2.4 No Further Ownership Rights in Royalite Stock. The promise to exchange the Royalite Common Stock for Worldbid Merger Shares in accordance with the terms of this Section 2 will be deemed to have been given in full satisfaction of all rights pertaining to the Royalite Common Stock, and there will be no further registration of transfers on the stock transfer books of Royalite of the shares of Royalite Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Royalite Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Royalite Common Stock, except as otherwise provided in this Agreement or by law.

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     2.5 Distributions with Respect to Unsurrendered Royalite Stock. No dividends or other distributions with a record date after the Effective Time will be paid to the holder of any unsurrendered Royalite Stock Certificate until the surrender of such Royalite Stock Certificate in accordance with Section 2.2 of this Agreement. Following surrender of any such Royalite Stock Certificate, Worldbid will pay to the holder of the Worldbid Common Stock certificate issued in exchange the Royalite Stock Certificate, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such Worldbid Common Stock which such holder is entitled pursuant to Section 2.1 of this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Worldbid Common Stock.

     2.6 No Liability. Neither Worldbid, Worldbid Sub, nor the Surviving Corporation will be liable to any person in respect of shares of Royalite Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any Royalite Stock Certificate has not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Royalite Stock Certificate, or any dividends or distributions payable to the holder of such Royalite Stock Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Worldbid Merger Shares, dividends or distributions in respect of such Royalite Stock Certificate will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate

     2.7 Lost, Stolen or Destroyed Certificates. If any certificate representing Royalite Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Worldbid, the posting by such person of a bond in such reasonable amount as Worldbid may direct as indemnity against any claim that may be made against it with respect to such certificate, Worldbid will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Worldbid Merger Shares deliverable in respect thereof, pursuant to Section 2.1 of this Agreement.

     2.8 No Fractional Shares. No fractional Worldbid Merger Shares will be issued as a result of the Merger. In lieu of any such fractional shares, each holder of Royalite Common Stock who would otherwise have been entitled to receive a fraction of a Merger Share will be rounded up to the next nearest whole number of Worldbid Merger Shares.

SECTION 3
REPRESENTATIONS OF ROYALITE

     Royalite represents, warrants and covenants to and with Worldbid and Worldbid Sub as follows, and acknowledges that Worldbid and Worldbid Sub are relying upon such representations, warranties and covenants in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Worldbid or Worldbid Sub:

     3.1 Organization and Good Standing. Royalite is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Royalite is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Royalite taken as a whole.

     3.2 Authority. Royalite has all requisite corporate power and authority to execute and deliver this Agreement, the Articles of Merger, and any other document contemplated by this Agreement or the Merger (collectively, the “Merger Documents”) to be signed by Royalite and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Royalite and the consummation by Royalite of the transactions contemplated thereby have been duly authorized by its Board of Directors and, by the Closing Date will have been adopted and approved by the Royalite Stockholders and, subject to such stockholder approval, no other corporate or 4 of 22 shareholder proceedings on the part of Royalite are necessary to authorize such documents or to consummate the transactions contemplated thereby. This Agreement is, and the other Merger Documents when executed and delivered as contemplated herein, will be, valid and binding obligations of Royalite enforceable in accordance with their respective terms, except (1) as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally, (2) as may be limited by any applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (3) as may be limited by public policy.

     3.3 Capitalization of Royalite. The entire authorized capital stock and other equity securities of Royalite (the “Royalite Stock”) consists of Two Hundred Million (200,000,000) shares, comprised of One Hundred Million (100,000,000) shares of Common Stock, with a par value of $0.001 per share, and One Hundred Million (100,000,000) shares of Preferred Stock, with a par value of $0.001 per share. There are 24,960,667 shares of Royalite Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. All of the issued and outstanding shares of Royalite Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Royalite to issue any additional shares of Royalite Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Royalite any shares of Royalite Stock. There are no agreements purporting to restrict the transfer of the Royalite Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Royalite Stock.

     3.4 Title to Royalite Stock. Disclosure Schedule 3.4 contains a true and complete description of the capitalization of Royalite including the dates of issuance and prices of issuance of all outstanding shares of Royalite’s common stock.

     3.5 Subsidiaries. Royalite does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Worldbid and Worldbid Sub.

     3.6 Noncontravention. Neither the execution, delivery or performance of the Merger Documents, nor the consummation of the Merger, will:

          (a) Conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Royalite under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Royalite or any of its respective property or assets;

          (b) Violate any provision of the Articles of Incorporation or bylaws of Royalite; or

          (c) Violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Royalite or any of its respective property or assets.

     3.7 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Royalite, threatened against Royalite or which involves any of the business, or the properties or assets of Royalite that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Royalite taken as a whole (a “Royalite Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Royalite Material Adverse Effect.

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     3.8 Compliance.

          (a) Royalite is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Royalite;

          (b) Royalite has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Royalite, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby.

     3.9 Filings, Consents and Approvals. Except for any filings required by applicable securities laws, the filing of the Articles of Merger pursuant to the Nevada Law and the approval of the Royalite Stockholders, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Royalite of the transactions contemplated by this Agreement or to enable the Surviving Corporation to continue to conduct Royalite’s business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

     3.10 Financial Representations. Attached to this Agreement as Disclosure Schedule 3.10A is a true, correct, and complete copy of the audited balance sheet for Royalite dated as of April 30, 2006, together with the related statement of operations, statement of cash flows and statement of stockholders equity for the fiscal period there ended (the “Year End Financial Statements”); and attached to this Agreement as Disclosure Schedule 3.10B is a true, correct, and complete copy of the audited balance sheet for Royalite dated as of July 31, 2006, together with the related statement of operations and statement of cashflows for the interim period there ended (the “Interim Financial Statements”) (the Year End Financial Statements and the Interim Financial Statements being collectively referred to as, the “Financial Statements”). The Financial Statements (i) are in accordance with the books and records of Royalite, (ii) present fairly the financial condition of Royalite as of the respective dates indicated and the results of operations for such periods, and (iii) have been prepared in accordance with US GAAP. Royalite has not received any advice or notification from its independent certified public accountants that Royalite has used any improper accounting practice that would have the effect of not reflecting, or incorrectly reflecting, in the Financial Statements or the books and records of Royalite, the financial results, or any properties, assets, liabilities, revenues, or expenses, of Royalite. The books, records, and accounts of Royalite accurately and fairly reflect, in reasonable detail, the financial results, transactions, assets, and liabilities of Royalite. Royalite has not engaged in any transaction, maintained any bank account, or used any funds of Royalite, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Royalite.

     3.11 Absence of Undisclosed Liabilities. Royalite has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

          (a) are not set forth in the Financial Statements or have not heretofore been paid or discharged;

          (b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with US GAAP); or

          (c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the Financial Statements.

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     For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, liquidated or unliquidated, secured or unsecured, perfected or unperfected.

     3.12 Tax Matters. “Tax” or “Taxes” means any and all taxes, charges, fees, levies, duties or other assessments whether federal, state, local or foreign, based upon or measured by income, capital, net worth or gain and any other tax including, recapture, gross receipts, profits. sales, use, occupation, use and occupancy, value added, ad valorem, customers, transfer, franchise, shares, withholding, payroll, employment, excise, or property taxes with respect to Royalite, together with any interest, fines, penalties and additions to tax imposed with respect thereto.

          (a) As of the date hereof, (i) Royalite has timely filed all Tax returns which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

          (b) Royalite has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable.

          (c) Royalite is not presently under, nor has Royalite received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

          (d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

          (e) Royalite is not a party to any tax-sharing agreements or similar contracts or arrangements.

     3.13 Absence of Changes. Since July 31, 2006, Royalite has not:

          (a) incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

          (b) sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Royalite if the closing had been held on July 31, 2006 or on any date since then, except for ordinary course of business transactions consistent with past practice;

          (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Royalite to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

          (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

          (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

          (f) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

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          (g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

          (h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

          (i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

          (j) other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

          (k) changed any of the accounting principles followed or the methods of applying such principles;

          (l) entered into any transaction other than in the ordinary course of business consistent with past practice; or

         (m) agreed, whether in writing or orally, to do any of the foregoing.

     3.14 Personal Property. Royalite possesses all property and items necessary for the continued operation of the business of Royalite as presently conducted. All of such items are in good operating condition (normal wear and tear excepted), and are reasonably fit for the purposes for which such item is presently used.

     3.15 Insurance. The assets, properties and operations of Royalite are insured under various policies of general liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Royalite or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

     3.16 Employees and Consultants. Disclosure Schedule 3.16 lists the name, address, date of hire, title or position, compensation and benefits of each employee or consultant of Royalite. All employees and consultants have been paid all salaries, wages, income and any other sum due and owing to them by Royalite as at the end of the most recent completed pay period. Royalite is not aware of any labor conflict with any of Royalite employees that might reasonably be expected to have a Royalite Material Adverse Effect. Royalite has not entered into any written contracts of employment or consulting agreements other than as listed on Disclosure Schedule 3.16. All amounts required to be withheld by Royalite from employees salaries or wages and paid to any governmental or taxing authority have been so withheld and paid or remitted. No employee of Royalite is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Royalite or any other nature of the business conducted or to be conducted by Royalite or the Surviving Corporation.

     3.17 Benefit Plans. Royalite has no Employee Benefit Plans within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     3.18 Intellectual Property.

          (a) Intellectual Property Assets. The term “Intellectual Property Assets” refers to all of the intellectual property rights and assets necessary for the operation of the business of Royalite as it is currently conducted, and includes, but is not limited to, the following:

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(1)	the name Royalite Petroleum Corp., all functional business names, trading names, registered and unregistered trademarks, service marks, and applications collectively, the “Trademarks”);

(2)	all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Patents”);

(3)	all copyrights in both published works and unpublished works (collectively, the “Copyrights”);

(4)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Royalite as licensee or licensor (collectively, the “Trade Secrets”).

          (b) Agreements. Disclosure Schedule 3.18 contains a complete and accurate list and summary description of all contracts and agreements relating to the Intellectual Property Assets to which Royalite is a party or by which Royalite is bound. There are no outstanding or threatened disputes or disagreements with respect to any such agreement.

          (c) Intellectual Property and Know-How Necessary for the Business. Except as set forth in Disclosure Schedule 3.18, Royalite is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use all such Intellectual Property Assets without payment to a third party. Except as set forth in Disclosure Schedule 3.18, all former and current employees and contractors of Royalite have executed written contracts, agreements or other undertakings with Royalite that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Royalite. No employee, director, officer or shareholder of any of Royalite owns directly or indirectly in whole or in part, any Intellectual Property Asset which Royalite is presently using or which is necessary for the conduct of its business. No employee or contractor of Royalite has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Royalite.

          (d) Trade Secrets. Royalite has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Royalite has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Royalite. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

     3.19 Real Property. Royalite does not own any real property. Disclosure Schedule 3.19 lists all leases, subleases or other real property, oil and gas or mineral property interests (collectively, the “Leases”) to which Royalite is a party or bound. Each of the Leases are legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Royalite pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Royalite has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto. Royalite has delivered a true and complete copy of each of the Leases to Worldbid and Worldbid Sub.

     3.20 Environmental Matters. Royalite knows of no violation or violations by Royalite or its employees or agents of any environmental or safety statute, law or regulation that in the aggregate would have a Royalite Material Adverse Effect and, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No action, proceeding, permit revocation, writ, injunction or claim is pending or, to the best knowledge of Royalite, threatened concerning Royalite’s facilities and Royalite is not aware of any fact or circumstance that could involve Royalite in any environmental litigation or impose any material environmental liability upon Royalite. No Hazardous Material (as defined

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below) is present on any Royalite facility and, to the best knowledge of Royalite, no reasonable likelihood exists that any Hazardous Material present on other property will come to be present on a Royalite facility. There are no underground storage tanks, asbestos or PCBs present on any Royalite facility. For the purposes of this Section 3.20 the term “Hazardous Material” means any material or substance that is prohibited or regulated by any environmental law or that has been designated by any governmental authority to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

     3.21 Material Contracts and Transactions. Disclosure Schedule 3.21 contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Royalite is a party (collectively, the “Contracts”).

          (a) Except as listed on Disclosure Schedule 3.21, Royalite is not a party to any written or oral:

(1)	agreement for the purchase, sale or lease of any capital assets, or continuing contracts for the purchase or lease of any materials, supplies, equipment, real property or services;

(2)	agreement regarding, sales agency, distributorship, or the payment of commissions;

(3)	agreement for the employment or consultancy of any person or entity;

(4)

note, debenture, bond, trust agreement, letter of credit agreement loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

(5)	agreement, contract, or commitment for any charitable or political contribution;

(6)

agreement, contract, or commitment limiting or restraining Royalite, their business or any successor thereto from engaging or competing in any manner or in any business or from hiring any employees, nor is any employee of Royalite subject to any such agreement, contract, or commitment;

(7)	material agreement, contract, or commitment not made in the ordinary course of business;

(8)	agreement establishing or providing for any joint venture, partnership, or similar arrangement with any other person or entity;

(9)	agreement, contract or understanding containing a “change in control,” or similar provision; or

(10)	power of attorney or similar authority to act.

         (b) Each Contract is in full force and effect, and there exists no material breach or violation of or default by Royalite under any Contract nor by any other party to a Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Royalite or by any other party to a Contract. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. Except as listed on Disclosure Schedule 3.21, there exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete

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copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Worldbid and Worldbid Sub.

     3.22 Certain Transactions. Royalite is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever; none of said officers, directors or, to the best of Royalite’s knowledge, shareholders, or any members of their immediate families, are indebted to Royalite or have any direct or indirect ownership interest in any firm or corporation with which Royalite has a business relationship, or any firm or corporation that competes with Royalite. Royalite is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.23 No Brokers. Royalite has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Worldbid or Worldbid Sub would be responsible.

     3.24 Minute Books. The minute books of Royalite provided to Worldbid and Worldbid Sub contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

     3.25 Completeness of Disclosure. No representation or warranty by Royalite in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Worldbid and Worldbid Sub pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

SECTION 4
REPRESENTATIONS AND WARRANTIES OF WORLDBID AND WORLDBID SUB

     Worldbid and Worldbid Sub represent, warrant and covenant to and with Royalite as follows, and acknowledge that Royalite is relying upon such representations, warranties and covenants in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Royalite.

     4.1 Organization and Good Standing. Worldbid and Worldbid Sub are duly organized, validly existing and in good standing under the laws of Nevada and have all requisite corporate power and authority to own, lease and to carry on their respective businesses as now being conducted. Worldbid is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which each owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Worldbid. Worldbid Sub has not carried on any business or acquired any assets or incurred any liabilities since its incorporation, other than by reason of the execution of this Agreement.

     4.2 Authority. Worldbid and Worldbid Sub have all requisite corporate power and authority to execute and deliver the Merger Documents to be signed by them and to perform their respective obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Worldbid and Worldbid Sub and the consummation by Worldbid and Worldbid Sub of the transactions contemplated thereby have been duly authorized by their respective Boards of Directors and no other corporate or shareholder proceedings on the part of Worldbid or Worldbid Sub are necessary to authorize such documents or to consummate the transactions contemplated thereby. This Agremeent has been, and the remaining Merger Documents, when executed and delivered by Worldbid and Worldbid Sub as contemplated herein, will be, duly executed and delivered by Worldbid and Worldbid Sub and this Agreement, and the remaining Merger Documents, when executed and delivered by Worldbid and Worldbid Sub as contemplated herein, will be, valid and binding obligations of Worldbid and Worldbid Sub, enforceable in accordance with their respective terms, except (1) as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally; (2) as may be limited by any applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (3) as may be limited by public policy.

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     4.3 Capitalization of Worldbid and Worldbid Sub.

          (a) The entire authorized capital stock and other equity securities of Worldbid (the “Worldbid Stock”) consists of Six Hundred Million (600,000,000) shares, comprised of Five Hundred Million (500,000,000) shares of common stock with a par value of $0.001 per share (the “Worldbid Common Stock”), and One Hundred Million (100,000,000) shares of preferred stock with a par value of $0.0001 per share (the “Worldbid Preferred Stock”). There are 9,481,354 shares of Worldbid Common Stock issued and outstanding and no shares of Worldbid Preferred Stock issued and outstanding. All of the issued and outstanding shares of Worldbid Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state and local laws, rules and regulations. Except as set forth on Disclosure Schedule 4.3, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Worldbid to issue any additional shares of Worldbid Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Worldbid any shares of Worldbid Stock.

          (b) The entire authorized capital stock and other equity securities of Worldbid Sub (the “Worldbid Sub Stock”) consists of 75,000,000 shares of common stock with a par value of $0.001 per share. There are 1,000 shares of Worldbid Sub Stock issued and outstanding. All of the issued and outstanding shares of Worldbid Sub Stock have been duly authorized, are validly issued, were not issued in violation of any preemptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreement sor commitments obligating Worldbid Sub to issue any additional shares of Worldbid Sub Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Worldbid Sub any shares of Worldbid Sub Stock. There are no agreements purporting to restrict the transfer of Worldbid Sub Stock and there are no voting agreements, voting trusts or other arrangements restricting or affecting the voting of the Worldbid Sub Stock.

     4.4 Validity of Worldbid Common Stock Issuable Upon the Merger. The shares of Worldbid Common Stock to be issued to the Royalite Stockholders upon consummation of the Merger in accordance with Section 2.1 of this Agreement will, when so issued in accordance with the terms of this Agreement, be duly and validly authorized, issued, fully paid and non-assessable.

     4.5 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Worldbid and Worldbid Sub, threatened against Worldbid or Worldbid Sub which involves any of the business, or the properties or assets of Worldbid or Worldbid Sub that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Worldbid or Worldbid Sub taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

     4.6 Financial Representations. The audited and unaudited financial statements of Worldbid as filed with the United States Securities and Exchange Commission (collectively, the “Worldbid Financial Statements”) (a) are in accordance with the books and records of Worldbid and (b) present fairly the financial condition of Worldbid as of the respective dates indicated and the results of operations for such periods, except that any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments. Worldbid has not received any advice or notification from its independent certified public accountants that Worldbid has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Worldbid Financial Statements or the books and records of Worldbid, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Worldbid accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Worldbid. Worldbid has not engaged in any transaction, maintained any bank account, or used any funds of Worldbid, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Worldbid.

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     4.7 Absence of Certain Changes or Events. Except as otherwise disclosed in Worldbid’s filings made with the US Securities and Exchange Commission, since October 31, 2006, Worldbid has not:

          (a) incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

          (b) sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Worldbid if the closing had been held on October 31, 2006 or on any date since then, except for ordinary course of business transactions consistent with past practice;

          (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Worldbid to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

          (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

          (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

          (f) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

          (g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

          (h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

          (i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

          (j) other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

          (k) changed any of the accounting principles followed or the methods of applying such principles;

          (l) entered into any transaction other than in the ordinary course of business consistent with past practice; or

         (m) agreed, whether in writing or orally, to do any of the foregoing.

     4.8 Filings, Consents and Approvals. Except for any filings required by applicable securities laws, the filing of the Articles of Merger pursuant to the Nevada Law, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Worldbid and Worldbid Sub of the transactions

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contemplated by this Agreement or to enable Worldbid or Worldbid Sub to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

     4.9 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Worldbid or Worldbid Sub is a party except as may be disclosed in Worldbid’s SEC Documents (as defined below) or retainer agreements with legal counsel and accountants ..

     4.10 No Brokers. Worldbid an Worldbid Sub have not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Royalite or the Surviving Corporation would be responsible.

     4.11 Minute Books. The minute books of Worldbid and Worldbid Sub provided to Royalite contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entities and reflect all transactions referred to in such minutes accurately in all material respects.

     4.12 SEC Filings. Worldbid has furnished or made available to Royalite a true and complete copy of each report, schedule, registration statement and proxy statement filed by Worldbid with the SEC since the inception of Worldbid (as such documents have since the time of their filing been amended, the "Worldbid SEC Documents"). Worldbid has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, the Worldbid SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Worldbid SEC Documents, and none of Worldbid SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.13 Completeness of Disclosure. No representation or warranty by Worldbid or Worldbid Sub in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Royalite pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

SECTION 5
CLOSING CONDITIONS

     5.1 Conditions Precedent to Closing by Worldbid and Worldbid Sub. The obligations of Worldbid and Worldbid Sub to consummate the Merger are subject to the satisfaction of the conditions set forth below, unless any such condition is waived by Worldbid and Worlbid Sub at Closing. The Closing of the transactions contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions are for the sole benefit of Worldbid and Worldbid Sub and may be waived by them at their sole discretion.

          (a) Representations and Warranties. The representations and warranties of Royalite set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Royalite will have delivered to Worldbid and Worldbid Sub a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Royalite in this Agreement are true and correct.

          (b) Performance. All of the covenants and obligations that Royalite is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

          (c) Merger Documents. This Agreement and all other Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Worldbid and Worldbid Sub, will have been executed and delivered to Worldbid and Worldbid Sub.

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          (d) Secretary's Certificate – Royalite. Worldbid and Worldbid Sub will have received a certificate of the Secretary of Royalite attaching (i) a copy of Royalite's Articles of Incorporation, as amended through the Closing Date certified by the Secretary of State of the State of Nevada; (ii) a true and correct copy of Royalite's bylaws, as amended; (iii) certified copies of resolutions duly adopted by the Board of Directors of Royalite and the Royalite Stockholders approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (iv) a certificate as to the incumbency and signatures of the officers of Royalite executing this Agreement and the Merger Documents executed on the Closing Date as contemplated by this Agreement.

          (e) Royalite Officer’s Certificate. Royalite will furnish Worldbid and Worldbid Sub with a certificate of its Chief Executive Officer and Chief Financial Officer as to the assets, liabilities and business affairs of Royalite, dated as of the Closing Date and in a form and substance reasonably satisfactory to Worldbid and its counsel.

          (f) Exercise of Appraisal Rights. The holders of no more than five percent (5%) of the issued and outstanding shares of Royalite Common Stock will have exercised appraisal rights under the Nevada Law as Dissenting Shareholders. Royalite, Worldbid and Worldbid Sub will have resolved all matters of appraisal and payment under the Nevada Law for each Dissenting Shareholder to Worldbid's and Worldbid Sub’s satisfaction.

          (g) Supplement to Disclosure Schedules. Any additional disclosures made in the supplemental Disclosure Schedules of Royalite made pursuant to Section 7.3 of this Agreement will be acceptable to Worldbid and Worldbid Sub in their sole discretion.

          (h) Third Party Consents. Royalite will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Worldbid and Worldbid Sub.

          (i) No Material Adverse Change. No Royalite Material Adverse Effect will have occurred since the date of this Agreement.

          (j) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the transactions contemplated by this Agreement, or (ii) cause the transactions to be rescinded following consummation.

          (k) Due Diligence Review. Worldbid and Worldbid Sub will be reasonably satisfied in all respects with their due diligence investigation and review of Royalite.

          (l) Compliance with Securities Laws. Worldbid will have received evidence satisfactory to Worldbid, in its sole discretion, that the Merger and all shares of Worldbid Common Stock issuable in the Merger, comply with all applicable securities laws.

          (m) Financial Statements. Royalite will have provided to Worldbid and Worldbid Sub such financial statements as are, in the opinion of Worldbid’s auditors, required to permit Worldbid to make the necessary filings with the SEC under the United States Securities Exchange Act of 1934, as amended, in connection with the Merger, including, but not limited to, audited financial statements for the fiscal period ended October 31, 2006.

     5.2 Conditions Precedent to Closing by Royalite. The obligation of Royalite to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Royalite at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions are for the sole benefit of Royalite and may be waived by Royalite at its sole discretion.

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          (a) Representations and Warranties. The representations and warranties of Worldbid and Worldbid Sub set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Worldbid and Worldbid Sub will have delivered to Royalite certificates dated as of the Closing Date, to the effect that the representations and warranties made by Worldbid and Worldbid Sub in this Agreement are true and correct.

          (b) Performance. All of the covenants and obligations that Worldbid and Worldbid Sub are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Worldbid and Worldbid Sub must have delivered each of the documents required to be delivered by each of them pursuant to this Agreement.

          (c) Approval by Royalite Stockholders. The Royalite Stockholders will have approved and adopted this Agreement and the Merger as required by the Nevada Law.

          (d) Merger Documents. This Agreement and all other Merger Documents necessary or reasonably required to consummate the transaction contemplated by this Agreement, all in form and substance reasonably satisfactory to Royalite, will have been executed and delivered by Worldbid and Worldbid Sub, as applicable.

          (e) Secretary's Certificate – Worldbid. Royalite will have received a certificate of the Secretary of Worldbid attaching (a) a copy of Worldbid's Articles of Incorporation, as amended through the Closing Date, certified by the Secretary of State of the State of Nevada; (b) a true and correct copy of Worldbid's bylaws, as amended; (c) certified copies of resolutions duly adopted by the Board of Directors of Worldbid approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (d) a certificate as to the incumbency and signatures of the officers of Worldbid executing this Agreement and the Merger Documents executed by Worldbid on the Closing Date as contemplated by this Agreement.

          (f) Supplement to Disclosure Schedules. Any additional disclosures made in the supplemental Disclosure Schedules of Worldbid or Worldbid Sub made Pursuant to Section 7.3 of this Agreement will be acceptable to Royalite in its sole discretion.

          (g) Third Party Consents. Royalite will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Royalite.

          (h) No Material Adverse. No event will have occurred since the date of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Worldbid taken as a whole.

          (i) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause the transactions to be rescinded following consummation.

SECTION 6
ACTS TO BE TAKEN AFTER CLOSING

     6.1 Merger of Worldbid and Worldbid Sub. Worldbid and Worlbid Sub covenant and agree with each other and with Royalite to, as soon as is reasonably practicable following the Closing, merge Worldbid Sub with and into Worldbid pursuant to the provisions of Section 92A.180 of the Nevada Law, with Worldbid continuing as the surviving corporation, and that the name of the surviving corporation upon completion of the merger between Worldbid and Worlbid Sub shall be Royalite Petroleum Company Inc.

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SECTION 7
ADDITIONAL COVENANTS OF THE PARTIES

     7.1 Access and Investigation. Between the date of this Agreement and the Closing Date, Royalite, Worldbid, and Worldbid Sub, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

     7.2 Confidentiality. All information regarding the business of Royalite including, without limitation, financial information that Royalite provides to Worldbid and Worldbid Sub during Worldbid’s and Worldbid Sub’s due diligence investigations of Royalite will be kept in strict confidence by Worldbid and Worldbid Sub and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Worldbid or Worldbid Sub or disclosed to any third party (other than Worldbid’s or Worldbid Sub’s professional accounting and legal advisors) without the prior written consent of Royalite. If the transactions contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from the Royalite, Worldbid and Worldbid Sub will immediately return to Royalite any information received regarding Royalite’s business. Likewise, all information regarding the business of Worldbid including, without limitation, financial information that Worldbid provides to Royalite during its due diligence investigation of Worldbid will be kept in strict confidence by Royalite and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Royalite or disclosed to any third party (other than Royalite’s professional accounting and legal advisors) without Worldbid’s prior written consent. If the transactions contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Worldbid, Royalite will immediately return to Worldbid (or as directed by Worldbid) any information received regarding Worldbid’s business.

     7.3 Notification. Between the date of this Agreement and the Effective Time, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Disclosure Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

     7.4 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to Article 7, Royalite will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Worldbid) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Royalite, or any merger, consolidation, business combination, or similar transaction. Royalite will promptly notify Worldbid and Worldbid Sub if it receive an unsolicited offer for such a transaction, or obtains information that such an offer is likely to be made, which notice will include the identity of the prospective offeror and the price and terms of the proposed offer.

     7.5 Conduct of Royalite Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Worldbid and Worldbid Sub otherwise consent in writing, Royalite will operate its business substantially as presently operated and only in the ordinary course and in

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compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

     7.6 Certain Acts Prohibited - Royalite. Between the date of this Agreement and the Closing Date, Royalite will not, without the prior written consent of Worldbid and Worldbid Sub:

          (a) amend its Articles of Incorporation, bylaws or other organizational documents;

          (b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Royalite, except as disclosed in a Disclosure Schedule to this Agreement;

          (c) dispose of or contract to dispose of any Royalite property or assets except in the ordinary course of business consistent with past practice;

          (d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Royalite Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

          (e) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Royalite Stock, or (ii) split, combine or reclassify any Royalite Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Royalite Stock; or

          (f) materially increase benefits or compensation expenses of Royalite, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

     7.7 Certain Acts Prohibited – Worldbid and Worldbid Sub. Between the date of this Agreement and the Closing Date, Worldbid and Worldbid Sub will not, without the prior written consent of Royalite:

          (a) amend their respective Articles of Incorporation, bylaws or other organizational documents;

         (b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Worldbid or Worldbid Sub, except as disclosed in a Disclosure Schedule to this Agreement;

          (c) dispose of or contract to dispose of any Worldbid or Worldbid Sub property or assets except in the ordinary course of business consistent with past practice;

          (d) issue or sell shares of Worldbid Stock or Worldbid Sub Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than under the Worldbid Financing # 1 or the Worldbid Financing #2 as described in Disclosure Schedule 4.3; or

          (e) except for the Worldbid Canada Spinoff described in Paragraph 8 to this Agreement, (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Worldbid Stock, or (ii) split, combine or reclassify any Worldbid Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Worldbid Stock; or

          (f) materially increase benefits or compensation expenses of Worldbid or Worldbid Sub, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

     7.8 Public Announcements. Worldbid, Worldbid Sub and Royalite each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or

18 of 22

the transactions contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

SECTION 8
TERMINATION

     8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time of the transactions contemplated hereby by:

          (a) Mutual agreement of Worldbid, Worldbid Sub and Royalite;

          (b) Worldbid and Worldbid Sub, if there has been a breach by Royalite of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Royalite that is not cured, to the reasonable satisfaction of Worldbid or Worldbid Sub, within ten business days after notice of such breach is given by Worldbid or Worldbid Sub (except that no cure period will be provided for a breach by Royalite that by its nature cannot be cured);

          (c) Royalite, if there has been a breach by Worldbid or Worldbid Sub of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Worldbid or Worldbid Sub that is not cured by the breaching party, to the reasonable satisfaction of Royalite, within ten business days after notice of such breach is given by Royalite (except that no cure period will be provided for a breach by Worldbid or Worldbid Sub that by its nature cannot be cured); or

          (d) Worldbid, Worldbid Sub or Royalite, if the transactions contemplated by this Agreement have not been consummated prior to February 28, 2007, unless the parties agree to extend such date.

     8.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

SECTION 9
TERMINATION OF PRIOR AGREEMENTS

     9.1 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Merger Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto, including, but not limited to, the Agreement and Plan of Merger entered into on August 23, 2006 by Worldbid and Royalite (the “Prior Plan of Merger”). Any preceding agreements, correspondence or offers are expressly superseded and terminated by this Agreement, including, but not limited to, the Prior Plan of Merger.

SECTION 10
MISCELLANEOUS PROVISIONS

     10.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until the first anniversary of the Closing Date; provided that the representations and warranties regarding Taxes will survive until the expiration of any applicable statute of limitations.

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     10.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

     10.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

     10.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

     10.5 Severability. It is the desire and intent of the parties that the provisions of the Merger Documents be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of the Merger Documents will for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of the Merger Documents will remain in full force and effect and will not be affected by such holding or adjudication.

     10.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Royalite:

ROYALITE PETROLEUM CORP.
2215 Lucerne Circle
Henderson, NV 89014
Attention: Michael L. Cass, President
Telephone: 702-451-4981
Fax: 702-451-4939

If to Worldbid or Worldbid Sub:

WORLDBID CORPORATION
810 Peace Portal Road, Suite 201
Blaine, WA 98230
Attention: Logan B. Anderson, President
Telephone: 360-201-0400
Fax: 561-209-5144

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

     10.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     10.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

20 of 22

     10.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

     10.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby (i) submit to personal jurisdiction in the State of Nevada, and (ii) waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement.

     10.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     10.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     10.13 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

     10.14 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     10.15 Independent Legal Advice. Royalite acknowledges that O’Neill Law Group PLLC have acted solely for Worldbid and Worldbid Sub in the negotiation and execution of this Agreement and O’Neill Law Group PLLC have advised Royalite to obtain the advice of their independent legal counsel.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

WORLDBID CORPORATION
a Nevada corporation by its
authorized signatory:

_____________________________
Signature of Authorized Signatory

Logan B. Anderson
_____________________________
Name of Authorized Signatory

President
____________________________
Position of Authorized Signatory

ROYALITE ACQUISITION CORP.
a Nevada corporation by its
authorized signatory:

/s/ Logan B. Anderson
_____________________________
Signature of Authorized Signatory

Logan B. Anderson
_____________________________
Name of Authorized Signatory

President
____________________________
Position of Authorized Signatory

ROYALITE PETROLEUM CORP.
a Nevada corporation by its
authorized signatory:

/s/ Michael L. Cass
_____________________________
Signature of Authorized Signatory

Michael L. Cass
_____________________________
Name of Authorized Signatory

President
____________________________
Position of Authorized Signatory

22 of 22

SCHEDULE 1.1A
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

ARTICLES OF MERGER

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

ROYALITE PETROLEUM CORP.
Name of merging entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

ROYALITE ACQUISITION CORP.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important., Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

ROYALITE PETROLEUM CORP.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

ROYALITE ACQUISITION CORP.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/2//03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 6

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 ½" x 1 1 " blank sheet containing the required information for each additional entity.):

ROYALITE PETROLEUM CORP.
Name of merging entity

Signature	Title	Date
	President	

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

ROYALITE ACQUISITION CORP.
Name of surviving entity

Signature	Title	Date
	President	

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

Reset

SCHEDULE 2.2A
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

CERTIFICATE OF NON-U.S. SHAREHOLDER OF WORLDBID CORPORATION

In connection with the issuance of common stock (the "Worldbid Common Stock") of WORLDBID CORPORATION ("Worldbid"), a Nevada corporation, to the undersigned, pursuant to that certain Amended and Restated Agreement and Plan of Merger between Worldbid, Royalite Acquisition Corp., a Nevada corporation (“Worldbid Sub”) and ROYALITE PETROLEUM CORP., a Nevada corporation ("Royalite"), the undersigned hereby covenants, represents and warrants with and to Worldbid, Worldbid Sub and Royalite as follows, and acknowledges that Worldbid, Worldbid Sub and Royalite are relying on such covenants, representations and warranties in connection with the issuance of Worldbid Common Stock to the undersigned as contemplated in the Amended and Restated Agreement and Plan of Merger:

1. is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under U.S. laws);

2. was outside the U.S. when the shareholders of Royalite approved of the Merger (as such is defined in the Amended and Restated Agreement and Plan of Merger);

3. the Worldbid Common Stock is not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

4. acknowledges and agrees not to engage in hedging transactions with regard to the Worldbid Common Stock prior to the expiration of the one (1) year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the U.S. Securities Act;

5. acknowledges and agrees that Worldbid shall refuse to register any transfer of the Worldbid Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

6. understands and agrees that the Worldbid Common Stock will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Signature	Date

Print Name	Title (if Applicable)

Address

SCHEDULE 2.2B
TO THE AMENDED AND REESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

CERTIFICATE OF U.S. SHAREHOLDER OF WORLDBID CORPORATION

In connection with the issuance of common stock (the "Worldbid Common Stock") of WORLDBID CORPORATION (“Worldbid”), a Nevada corporation, to the undersigned, pursuant to that certain Amended and Restated Agreement and Plan of Merger between Worldbid, Royalite Acquisition Corp., a Nevada corporation (“Worldbid Sub”) and ROYALITE PETROLEUM CORP., a Nevada corporation ("Royalite"), the undersigned hereby covenants, represents and warrants with and to Worldbid, Worldbid Sub and Royalite as follows, and acknowledges that Worldbid, Worldbid Sub and Royalite are relying on such covenants, representations and warranties in connection with the issuance of Worldbid Common Stock to the undersigned as contemplated in the Amended and Restated Agreement and Plan of Merger:

1.	Acquired Entirely for Own Account.

     The undersigned represents and warrants that he, she or it is acquiring the Worldbid Common Stock solely for the undersigned’s own account for investment and not with a view to or for sale or distribution of the Worldbid Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Worldbid Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Worldbid Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned’s account only, and neither in whole nor in part for any other person or entity.

2.	Information Concerning Worldbid.

     The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Worldbid Common Stock, including but not limited to Worldbid’s Form 10-KSB filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Worldbid and an Information Statement in connection with the Merger (as such term is defined in the Amended and Restated Agreement and Plan of Merger) (the "Disclosure Documents"). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Worldbid in response to all inquiries in respect thereof.

3.	Economic Risk and Suitability.

     The undersigned represents and warrants as follows:

     (a) the undersigned realizes that the Worldbid Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned’s financial condition, to hold the Worldbid Common Stock for an indefinite period of time;

     (b) the undersigned recognizes that there is no assurance of future profitable operations and that investment in Worldbid involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Worldbid Common Stock;

     (c) the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in Worldbid for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned’s advisors have determined that the Worldbid Common Stock is a suitable investment for the undersigned;

     (d) the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Worldbid Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Worldbid Common Stock;

     (e) the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Worldbid Common Stock, or has a pre-existing personal or business relationship with Worldbid or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Worldbid or such other person;

     (f) the undersigned has carefully read the Disclosure Documents and Worldbid has made available to the undersigned or the undersigned’s advisors all information and documents requested by the undersigned relating to investment in the Worldbid Common Stock, and has provided answers to the undersigned’s satisfaction to all of the undersigned’s questions concerning Worldbid;

     (g) if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Worldbid Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

     (h) the undersigned understands that neither Worldbid nor any of its officers or directors has any obligation to register the Worldbid Common Stock under any federal or other applicable securities act or law;

     (i) the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Worldbid Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

     (j) all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Worldbid Common Stock, he, she or it will immediately provide such information to Worldbid;

     (k) the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Worldbid Common Stock; and

     (l) the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4.	Restricted Securities.

     The undersigned acknowledges that Worldbid has hereby disclosed to the undersigned in writing that:

(a)

the shares of Worldbid Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	Worldbid will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.	Legends.

     The undersigned agrees that the share certificates representing the shares of Worldbid Common Stock to be issued to him, her or it pursuant to the Amended and Restated Agreement and Plan of Merger will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

6.	Suitable Investor.

     In order to establish the qualification of the undersigned to acquire the Worldbid Common Stock, the information below must be supplied.

The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked.

PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____	Category 4.	An insurance company as defined in Section 2(a)(13) of the Securities Act; or

_____	Category 5.	An investment company registered under the Investment Company Act of 1940; or

_____	Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a)(22) or the Investment Advisers Act of 1940; or

_____	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____	Category 12.	A director or executive officer of Worldbid; or

_____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000; or

_____	Category 14.	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	Category 15.	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____	Category 16.	An entity in which all of the equity owners are accredited investors.

7.	Understandings.

     The undersigned understands, acknowledges and agrees that:

     (a) no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Worldbid Common Stock;

     (b) this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

     (c) the shares of Worldbid Common Stock to be issued to the undersigned pursuant to the Amended and Restated Agreement and Plan of Merger will be "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Worldbid Common Stock. It is understood that in order not to jeopardize this offering’s exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

     (d) the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Worldbid Common Stock is acquired as if made on and as of such date; and

      (e) THE WORLDBID COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

Signature	Date

Print Name	Title (if Applicable)

Address

SCHEDULE 3.4
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

CAPITALIZATION OF ROYALITE

Royalite has issued the following shares of common stock:

Number of Shares	Description	Amount
18,000,000	Shares of Common Stock at a price of $0.001 per share effective February 8, 2006	$18,000
3,000,000	Shares of Common Stock at a price of $0.001 per share (deemed) effective February 8, 2006	3,000
2,000,000	Shares of Common Stock at a price of $0.10 per share effective March 2, 2006	200,000
100,000	Shares of Common Stock at a price of $0.10 per share effective March 3, 2006	10,000
1,860,667	Shares of Common Stock at a price of $0.30 per share effective April 30, 2006	558,200
24,960,667	TOTAL	$789,200

SCHEDULE 3.10A
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

ROYALITE AUDITED FINANCIAL STATEMENTS AS OF APRIL 30, 2006

ROYALITE PETROLEUM CORP

FINANCIAL STATEMENTS

APRIL 30, 2006

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	1
Financial Statements:
Balance Sheet	2
Statement of Operations	3
Statement of Stockholders’ Equity	4
Statement of Cash Flows	5
Notes to Financial Statements	6-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Royalite Petroleum Corp
Henderson, Nevada

We have audited the accompanying balance sheet of Royalite Petroleum Corp, an exploration stage company, as of April 30, 2006, and the related statements of operations and accumulated deficit, changes in stockholders’ equity (deficit), and cash flows for the period December 2, 2005 (date of inception) to April 30, 2006. These financial statements are the responsibility of Royalite Petroleum Corp’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Royalite Petroleum Corp, an exploration stage company, as of April 30, 2006, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the period December 2, 2005 (date of inception) to April 30, 2006, in conformity with accounting principles generally accepted in The United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/ Sarna & Company /

Sarna & Company,
Certified Public Accountants
Westlake Village, California
August 25, 2006

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEET

April 30, 2006

ASSETS

Current assets
Cash	$418,337
Total current assets	418,337

Property and equipment, net	3,487
License rights	3,000
Unproven oil and gas properties, full cost method	288,510
Deposits	3,500

Total assets	$716,834

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$25,425
Loan payable - related party	98,294
Total current liabilities	123,719

Total liabilities	123,719

Stockholders' equity
Common stock, $0.001 par value; 200,000,000 shares
authorized, 24,961,667 shares issued and outstanding	24,961
Additional paid-in capital	764,239
Accumulated deficit during development stage	(196,085)
Total stockholders' equity	593,115

Total liabilities and stockholders' equity	$716,834

See Accompanying Notes to Financial Statements

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF OPERATIONS

For the period from
December 2, 2005
(Date of Inception)
Through
April 30, 2006

Revenue	$-

Operating expenses
Oil and gas exploration expenses	34,090
General and administrative	161,982
Depreciation	13

Total operating expenses	196,085

Loss from operations before provision for income taxes	(196,085)

Income tax benefit	-

Net loss	(196,085)

Loss per common share - basic and diluted:
Net loss	$(0.01)

Weighted average common shares outstanding -
Basic and diluted	22,585,000

See Accompanying Notes to Financial Statements

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY

				Accumulated
				Deficit During	Total
	Common Stock		Additional	Development	Stockholders'
	Shares	Amount	Paid-in Capital	Stage	Equity

Balance, December 2, 2005	-	$-	$-	$-	$-

Issuance of common stock for cash,	18,000,000	18,000	-	-	18,000
$0.001 per share

Issuance of common stock for cash,	2,000,000	2,000	198,000	-	200,000
Reg. S - Private Placement,
$0.10 per share

Issuance of common stock for cash,	100,000	100	9,900	-	10,000
Reg. D - Private Placement,
$0.10 per share

Issuance of common stock for cash,	1,860,667	1,861	556,339	-	558,200
Reg. S - Private Placement,
$0.30 per share

Issuance of common stock for
licensing rights	3,000,000	3,000	-	-	3,000

Net loss	-	-	-	(196,085)	(196,085)

Balance, April 30, 2006	24,960,667	24,961	764,239	(196,085)	593,115

See Accompanying Notes to Financial Statements

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF CASH FLOWS

Period from
December 2, 2005
(Date of inception)
through
April 30, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(196,085)
Adjustments to reconcile net loss
to net cash used in operating activities:
Depreciation	13
Changes in operating assets and liabilities:
Other current assets	(3,500)
Accounts payable and accrued liabilities	25,425

Net cash used in operating activities	(174,147)

CASH FLOW FROM INVESTING ACTIVITIES
Cash paid on mineral property claims	(288,510)
Purchase of fixed assets	(3,500)

Net cash used in investing activities	(292,010)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from stock issuance	786,200
Proceeds from borrowings from related party	40,294
Proceeds from borrowings on loan payable	58,000

Net cash provided by financing activities	884,494

NET CHANGE IN CASH	418,337

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$418,337

SUPPLEMENTAL INFORMATION

Interest Paid	$-
Income Taxes Paid	$-

See Accompanying Notes to Financial Statements

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of business –Royalite Petroleum Corp referred to as the “Company” is considered an exploration stage company. Since its formation, the Company has not realized any revenues from its planned operations. The Company's primary objective is to identify, acquire and develop oil and gas projects.

The Company has acquired interests in properties through leases on which it drills and/or operates oil or gas wells in efforts to discover and/or to produce oil and gas. The Company's interests in the properties vary depending on the availability of the interests and their locations. At April 30, 2006, the Company owned interests in oil and gas properties located within the State of Utah.

Royalite holds the exclusive right to use all information relating to minerals and hydrocarbons in the State of Utah derived from a proprietary sensing technology known as the "Moore Radiometer".

History - The Company was incorporated under the laws of the State of Nevada on December 2, 2005.

Going concern - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred cumulative net losses of approximately $196,085 since its inception and requires capital for its contemplated operational and marketing activities to take place. The Company’s ability to raise additional capital through the future issuances of the common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

Basis of Presentation - These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States. The Company’s fiscal year-end is April 30.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - The Company considers all investments with an original maturity of three months or less to be a cash equivalent.

Oil and Gas Producing Activity

The Company follows the full cost method of accounting for oil and gas operations whereby all costs associated with the exploration for and development of oil and gas reserves, whether productive or unproductive, are capitalized. Such expenditures include land acquisition costs, drilling, exploratory dry holes, geological and geophysical costs not associated with a specific unevaluated property, completion and costs of well equipment. Internal costs are capitalized only if they can be directly identified with acquisition, exploration, or development activities.

Expenditures that are considered unlikely to be recovered are written off. On a quarterly basis the Board of Directors assesses whether or not there is an asset impairment. The current oil and gas exploration and development activities are considered to be in the exploration stage.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

The costs of unproved leases, which become productive, are reclassified to proved properties when proved reserves are discovered in the property. Unproved oil and gas interests are carried at original acquisition costs including filing and title fees. Depreciation and depletion of the capitalized costs for producing oil and gas properties will be provided by the unit-of-production method based on proved oil and gas reserves.

Abandonment of properties are recognized as an expense in the period of abandonment and accounted for as adjustments of capitalized costs.

Impairment of Properties

Unproved leasehold costs are reviewed periodically and a loss is recognized to the extent, if any, that the cost of the property has been impaired.

Fixed assets - Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Long-lived Assets - Long-lived assets are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value.

Fair value of financial instruments - Financial accounting standards Statement No. 107, “Disclosure About Fair Value of Financial Instruments”, requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities which are deemed to be financial instruments. The carrying amounts and estimated fair values of the Company’s financial instruments approximate their fair value due to the short-term nature.

Revenue recognition – The Company recognizes oil and gas revenues from its interests in producing wells as oil and gas is produced and sold from these wells. The Company has no gas balancing arrangements in place.

Research and Development - All research and development expenditures during the period have been charged to operations.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

Earnings (loss) per share - The Company follows SFAS No. 128, “Earnings Per Share” and SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” which establish standards for the computation, presentation and disclosure requirements for basic and diluted earnings per share for entities with publicly-held common shares and potential common stock issuances. Basic earnings (loss) per share are computed by dividing net income by the weighted average number of common shares outstanding. In computing diluted earnings per share, the weighted average number of shares outstanding is adjusted to reflect the effect of potentially dilutive securities, such as stock options and warrants. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Comprehensive income (loss) – The Company’s accumulated other comprehensive loss consists of any accumulated foreign currency translation adjustments.

Segment information - The Company discloses segment information in accordance with Statements of Financial Accounting Standards (SFAS) No. 131, “Disclosures about Segments of an Enterprise and Related Information,” which uses the Management approach to determine reportable segments. The Company operates under one segment.

Expenses of offering - The Company accounts for specific incremental costs directly to a proposed or actual offering of securities as a direct charge against the gross proceeds of the offering.

Stock-based compensation - On December 16, 2004, the FASB issued SFAS No. 123R, “Share-Based Payment”, which replaces SFAS No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on the grant date fair value of the award. SFAS No. 123R was to be effective for interim or annual reporting periods beginning on or after June 15, 2005, but in April 2005 the SEC issued a rule that will permit most registrants to implement SFAS No. 123R at the beginning of their next fiscal year, instead of the next reporting period as required by SFAS No. 123R. The pro forma disclosures previously permitted under SFAS No. 123 no longer will be an alternative to financial statement recognition. Under SFAS No. 123R, the Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption option. Under the retroactive option, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS No. 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company has adopted the requirements of SFAS No. 123R.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

New accounting pronouncements – In November 2004, the FASB issued SFAS No. 151, “Inventory Costs, an amendment of ARB No. 43, Chapter 4.” SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not believe adopting this new standard will have a material impact on its financial condition, results of operations or cash flows.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 154, “Accounting Changes and Error Corrections.” The Statement applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement that do not include explicit transition provisions. SFAS No. 154 requires that changes in accounting principle be retroactively applied, instead of including the cumulative effect in the income statement. The correction of an error will continue to require financial statement restatement. A change in accounting estimate will continue to be accounted for in the period of change and in subsequent periods, if necessary. SFAS No. 154 is effective for fiscal years beginning after April 30, 2006. The Company does not expect the adoption of this Statement to have a material impact on its financial condition, results of operations or cash flows.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Financial Instruments (“SFAS No. 155”), which amends Statement of Financial Accounting Standards No. 133,

Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 133”) and Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS No. 140”). SFAS No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments containing embedded derivatives. The Company does not expect the adoption of SFAS 155 to have a material impact on its financial condition, results of operations or cash flows.

In March 2006, the FASB issued Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets (“SFAS No. 156”), which amends FASB Statement No. 140 (“SFAS No. 140”). SFAS 156 may be adopted as early as January 1, 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after September 15, 2006 (e.g., January 1, 2007, for calendar year-end entities). The intention of the new statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting. Specifically, the FASB said FAS No. 156 permits a servicer using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value. The Company does not expect the adoption of SFAS 156 to have material impact on its financial condition, results of operations or cash flows.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

2.	FIXED ASSETS

Fixed assets consist of the following as of April 30, 2006:

2006
Computers and equipment	$3,500
Less: accumulated depreciation	13
$3,487

3.	INTANGIBLE ASSETS

License rights totaling $3,000 were acquired by the Company in February 2006 and provide exclusive right to use all information relating to minerals and hydrocarbons in the State of Utah derived from a proprietary sensing technology known as the “Moore Radiometer”. The Company has a twenty year term on the license and rights. Accordingly, the Company annually assesses this license and distribution rights for impairment and has determined that no impairment write-down is considered necessary as of April 30, 2006.

4.	ACQUISITION OF PROPERTIES

On March 3, 2006 the Company acquired oil and gas leases from the Bureau of Land Management representing a 100% working interest in 6 parcels totaling 10,127 acres situated in the Piute and Sanpete Counties of Utah. The Company has paid the Bureau of Land Management a total of $288,510 for the lease acquisition costs.

5.	LOANS PAYABLE – RELATED PARTIES

As of April 30, 2006, loans payable from related parties consists of:

2006
Loan payable due to an officer of the Company,
bearing no interest, unsecured and due on demand.	$40,294
Loan payable due to an officer of the Company
bearing no interest, unsecured and due on demand.	58,000
$98,294

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

6.	STOCKHOLDER’S EQUITY

For the fiscal year ending April 30, 2006, the Company’s stockholders’ activities consisted of the following:

a)	On February 8, 2006, the Company issued 18,000,000 shares of common stock to five individuals for cash at $0.001 per share.

b)	On February 8, 2006, the Company issued 3,000,000 shares of common stock for licensing rights at $0.001 per share.

c)	On March 2, 2006, the Company issued 2,000,000 shares of common stock to seven individuals for cash at $0.10 per share.

d)	On March 3, 2006, the Company issued 100,000 shares of common stock to an individual for cash at $0.10 per share.

e)	On April 30, 2006, the Company issued 1,860,667 shares of common stock to 24 individuals for cash at $0.30 per share.

7.	COMMITMENTS AND CONTINGENCIES

Lease obligations – The Company has operating leases for its offices. Future minimum lease payments under the operating leases for the facilities as of April 30, 2006 are as follows:

Fiscal year ended 2007	$38,500

Rental expense, resulting from operating lease agreements, approximated $3,500 for the fiscal year ended 2006.

8.	SUBSEQUENT EVENTS

On August 15, 2006 the Company acquired oil and gas leases from the Bureau of Land Management representing a 100% working interest in 17 parcels totaling 19,913 acres situated in the Piute, Sanpete and Wayne Counties of Utah. The Company will pay the Bureau of Land Management a total of $1,060,515 for the lease acquisition costs.

The Company is in negotiations with Worldbid Corporation concerning the acquisition of the Company by Worldbid. Under the terms of the proposed acquisition Worldbid would issue approximately 24,961,667 of its common shares in exchange for 100% of the shares of the Company.

SCHEDULE 3.10B
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

ROYALITE UNAUDITED FINANCIAL STATEMENTS AS OF JULY 31, 2006

ROYALITE PETROLEUM CORP

(AN EXPLORATION STAGE COMPANY)

FINANCIAL STATEMENTS

JULY 31, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Royalite Petroleum Corp

We have reviewed the accompanying consolidated balance sheet of Royalite Petroleum Corp (an exploration stage company) as of July 31, 2006 and the related statements of operations, stockholders' equity, and cash flows for the three months then ended. These interim financial statements are the responsibility of the management of Royalite Petroleum Corp.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the balance sheet of Royalite Petroleum Corp as of April 30, 2006, and the related statements of operations, stockholders’ equity, and cash flows for the period December 2, 2005 (date of inception) to April 30, 2006 (not presented herein); and in our report dated August 25, 2006, we expressed an unqualified opinion on those financial statements which included an explanatory paragraph describing Royalite Petroleum Corp’s ability to continue as a going concern as described in Note 6 to the financial statements. In our opinion, the information set forth in the accompanying balance sheet as of April 30, 2006 is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

/ Sarna & Company /

Sarna & Company,
Certified Public Accountants
Westlake Village, California
October 17, 2006

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEETS

	July 31, 2006	April 30, 2006

ASSETS

Current assets
Cash	$-	$418,337
Prepaid expense	50,000	-
Total current assets	50,000	418,337

Property and equipment, net	3,295	3,487
License rights, net	3,000	3,000
Unproven oil and gas properties, full cost method	476,167	288,510
Deposits	3,500	3,500

Total assets	$535,962	$716,834

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Bank overdraft	$59,286	$-
Accounts payable	41,194	25,425
Loan payable - related party	40,294	98,294
Total current liabilities	140,774	123,719

Total liabilities	140,774	123,719

Stockholders' equity
Common stock, $0.001 par value; 200,000,000 shares
authorized, 24,960,667 shares issued and outstanding	24,961	24,961
Additional paid-in capital	764,239	764,239
Accumulated deficit during development stage	(394,012)	(196,085)
Total stockholders' equity	395,188	593,115

Total liabilities and stockholders' equity	$535,962	$716,834

See Accompanying Notes to Financial Statements

2

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS

		For the period from
		December 2, 2005
	For the Three	(Date of Inception)
	Months Ended	Through
	July 31, 2005	July 31, 2006

Revenue	$-	$-

Operating expenses
Oil and gas exploration expenses	73,102	107,192
General and administrative	124,634	286,616
Depreciation and amortization	191	204

Total operating expenses	197,927	394,012

Loss from operations before provision for income taxes	(197,927)	(394,012)

Income tax benefit	-	-

Net loss	(197,927)	(394,012)

Loss per common share - basic and diluted:
Net loss	$(0.01)	$(0.02)

Weighted average common shares outstanding -
Basic and diluted	24,960,667	23,866,403

See Accompanying Notes to Financial Statements

3

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY

				Accumulated
				Deficit During	Total
	Common Stock		Additional	Development	Stockholders'
	Shares	Amount	Paid-in Capital	Stage	Equity

Balance, December 2, 2005	-	$-	$-	$-	$-

Issuance of common stock for cash,
$0.001 per share	18,000,000	18,000	-	-	18,000

Issuance of common stock for cash,
Reg. S - Private Placement,
$0.10 per share	2,000,000	2,000	198,000	-	200,000

Issuance of common stock for cash,
Reg. D - Private Placement,
$0.10 per share	100,000	100	9,900	-	10,000

Issuance of common stock for cash,
Reg. S - Private Placement,
$0.30 per share	1,860,667	1,861	556,339	-	558,200

Issuance of common stock for
licensing rights	3,000,000	3,000	-	-	3,000

Net loss	-	-	-	(196,085)	(196,085)

Balance, April 30, 2006	24,960,667	24,961	764,239	(196,085)	593,115

Net loss	-	-	-	(197,927)	(197,927)

Balance, July 31, 2006	24,960,667	24,961	764,239	(394,012)	395,188

See Accompanying Notes to Financial Statements

4

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS

		Period from
		December 2, 2005
	For the Three	(Date of inception)
	Months Ended	through
	July 31, 2005	July 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(197,927)	$(394,012)
Adjustments to reconcile loss from operating
to net cash used in operating activities:
Depreciation and amortization	191	204
Changes in operating assets and liabilities:
Other current assets	(50,000)	(53,500)
Accounts payable and accrued liabilities	15,770	41,195

Net cash used in operating activities	(231,966)	(406,113)

CASH FLOW FROM INVESTING ACTIVITIES
Cash paid on unproven oil leases	(187,657)	(476,167)
Purchase of fixed assets	-	(3,500)

Net cash used in investing activities	(187,657)	(479,667)

CASH FLOW FROM FINANCING ACTIVITIES
Change in bank overdraft	59,286	59,286
Payment on notes payable	(58,000)	(58,000)
Proceeds from stock issuance	-	786,200
Proceeds from borrowings from related party	-	40,294
Proceeds from borrowings on loan payable	-	58,000

Net cash provided by financing activities	1,286	885,780

NET CHANGE IN CASH	(418,337)	-

CASH AT BEGINNING OF YEAR	418,337	-

CASH AT END OF PERIOD	$-	$-

SUPPLEMENTAL INFORMATION

Interest Paid	$-	$-
Income Taxes Paid	$-	$-

See Accompanying Notes to Financial Statements

5

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. The financial statements should be read in conjunction with the Form 10-KSB for the year ended April 30, 2006 Royalite Petroleum Corp (the "Company").

The interim financial statements present the balance sheet, statements of operations and cash flows of the Company. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The interim financial information is unaudited. In the opinion of management, all adjustments necessary to present fairly the financial position as of July 31, 2006 and the results of operations and cash flows presented herein have been included in the financial statements. Interim results are not necessarily indicative of results of operations for the full year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	GOING CONCERN

The Company incurred cumulative net losses of approximately $394,012 from operations as of July 31, 2006, has not commenced its mining operations, and is still in the exploration stage, raising substantial doubt about the Company’s ability to continue as a going concern. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company’s plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

3.	FIXED ASSETS

Fixed assets consist of the following as of July 31, 2006:

2006
Computers and equipment	$3,500
Less: accumulated depreciation	205
$3,295

6

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

4.	ACQUISITION OF PROPERTIES

On July 28, 2006 the Company acquired oil and gas leases from the State of Utah Trust Lands Administration representing a 100% working interest in 8 parcels situated in Piute County, Utah. The company has paid the State of Utah Trust Lands Administration a total of $ 180,157 for the lease acquisition costs.

5.	LOANS PAYABLE – RELATED PARTIES

As of July 31, 2006, loans payable to a related party totaling $40,294 consists of borrowings from an officer of the Company. The balance bears no interest, is unsecured, and is due on demand.

6.	COMMITMENTS AND CONTINGENCIES

Lease obligations – The Company has operating leases for its offices. Future minimum lease payments under the operating leases for the facilities as of July 31, 2006 are as follows:

Fiscal year 2007	$28,000

Rental expense, resulting from operating lease agreements, approximated $10,500 for the quarter ended July 31, 2006.

7.	SUBSEQUENT EVENTS

On August 15, 2006 the Company acquired oil and gas leases from the Bureau of Land Management representing a 100% working interest in 17 parcels totaling 19,913 acres situated in the Piute, Sanpete and Wayne Counties of Utah. The Company will pay the Bureau of Land Management a total of $1,060,515 for the lease acquisition costs.

The Company is in negotiations with Worldbid Corporation concerning the acquisition of the Company by Worldbid. Under the terms of the proposed acquisition Worldbid would issue approximately 24,961,667 of its common shares in exchange for 100% of the shares of the Company.

7

SCHEDULE 3.16
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

EMPLOYMENT AND CONSULTING AGREEMENTS OF ROYALITE

(1)

Agreement with Nitra Corporation, a Nevada corporation, and Royalite to pay $10,000.00 per month plus expenses to Nitra Corporation for the services of Michael L. Cass to act as President for Royalite.

(2)

Agreement with Pass Minerals Inc., a Nevada Corporation, and Royalite to pay $4,000.00 per month, plus health insurance expenses, a car allowance of $350 per month and other expenses to Pass Minerals Inc. for consulting and financial services.

(3)	Agreement with Investor Consulting LLC, a Nevada LLC, and Morgan Capital LLC, a Florida LLC, to pay $3,750.00 each per month ($7,500 total) plus expenses for consulting and public relations services.

SCHEDULE 3.18
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

INTELLECTUAL PROPERTY OF ROYALITE

Royalite holds the exclusive license for the State of Utah for a period of twenty (20) years which commenced on October 1, 2005 to use a proprietary sensing instrument known as the “Moore Radiometer” for detection of sub-surface minerals, hydrocarbons and liquids under a First Amended License Agreement dated October 1, 2005 with Charles G. Moore, individually and doing business as Hy-Carb Company, of Boulder City, Nevada.

SCHEDULE 3.19
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

REAL PROPERTY OF ROYALITE

Real Property Lease

Under a residential lease agreement dated April 10, 2006 between Jack Keller Young and Royalite, Royalite has leased premises at a monthly rate of $3,500 for a period expiring on April 10, 2007.

Oil and Gas or Mineral Leases

ROYALITE PETROLEUM CORP. – LEASEHOLD

PIUTE COUNTY, UTAH

PARCEL	LEGAL DESCRIPTION	TOTAL ACRES

T. 30 S., R. 1 W., SLB&B

1	Sec. 5, Lots 1-4, SW;
	Secs. 6 and 7, All;
	Sec. 18, NE	1,557.59

2	Sec. 8, W2, W2SE;
	Sec. 17, All	1,040.00

3	Sec. 19, Lot 6, S2N2SESW, S2SESW, NESE, S2NWSE,
	S2SE;
	Sec. 20, NE, S2;
	Sec. 29, N2, SE;
	Sec. 30, Lots 1-2, NE, E2NW	1,422.07

T. 30 S., R. 2 W., SLB&M

4	Sec. 1, Lots 1, 2;
	Sec. 12, N2N2	239.95

5	Sec. 3, All;
	Sec. 10, N2NE, SWNE, W2, NWSE;
	Sec. 14, NE, SENW, S2;
	Sec. 22, E2E2	1,789.60

6	Secs. 23, 24 and 25, All;
	Sec. 26, N2, E2SE;
	Sec. 27, N2NE	2,401.52

T. 29 S., R. 2½ W., SL&M

7	Sec. 8 and 17, All	438.32

PARCEL	LEGAL DESCRIPTION	TOTAL ACRES

T. 27 S., R 3 W., SLB&M

8	Sec. 3, All;
	Sec. 4, Lots 1, 2, S2N2, S2;
	Sec. 5, SW;
	Sec. 8, N2N2, SENE;
	Sec. 9, N2	1,880.68

9	Sec. 7, SE4NW4	40.00

10	Sec. 7, Lots 3, 4, E2SW, W2SE;
	Sec. 18, Lots 1-3, W2NE, E2NW, NESW	544.83

11	Sec. 11, All;
	Sec. 12, W2, SE	1,120.00

12	Sec. 13, 14, 23, and 24, (ALL)	2,560.00

13	Sec. 15, W2NW, SENW, SW;
	Secs. 22, and 27, (ALL);
	Sec. 28, NESE	1,600.00

14	Sec. 29, NE4NW4
	Sec. 30, M&B [Part of NE4NE4] (30.00)
	M&B [Part of W2W2] (74.00)
	NE4SE4
	Sec. 32 NW4NE4,NE4NW4,S2NW4,NW4SW4,S2SW4	464.00

15	Secs. 25, 26, 34, and 35, (ALL)	2,560.00

T. 28 S., R. 3 W., SLB&M

16	Sec. 5, Lot 4 (40.31)
	Sec. 6, Lot 1 (40.28)	80.59

17	Sec. 5, Lot 2, SENE;
	Sec. 6, Lots 4-7, E2SW;
	Sec. 8, N2NE, NW, N2SW;
	Sec. 9, W2E2, N2NW, SENW, SW;
	Sec. 15, NE, NENW, NESW;
	Sec. 17, SE	1,479.50

18	Sec. 8, S2NE4, SE4, SE4SW4
	Sec. 9, SW4NW4
	Sec. 17, NE4	480.00

19	Sec. 9, SE4SE4
	Sec. 15, SE4NW4
	Sec. 16, W2E2, W2	560.00

20	Sec. 20, NE;
	Sec. 21, N2NE, SWNE, NW, N2SW, SWSW, W2SE,
	SESE;
	Sec. 22, W2SW;
	Sec. 27, SWNE, W2, N2SE, SESE;
	Sec. 34, E2NE	1,320.00

PARCEL	LEGAL DESCRIPTION	TOTAL ACRES
21	Sec. 22, E2SE4
	Sec. 27, E2NE4
	Sec. 34, E2SW4, W2SE4	320.00
22	Sec. 23, E2E2;
	Sec. 24, W2, SE;
	Sec. 25, N2N2	800.00
23	Sec. 32, Lot 1 (39.82), NE4, NE4NW4, S2NW4, S2 (All)	639.82
24	Sec. 35, (ALL)	669.60

T. 29 S., R. 3 W., SLB&M
25	Sec. 7, All;
	Sec. 18, Lots 1, 2, NE, E2NW	958.86
26	Sec. 1, (ALL);
	Sec. 29, W2NE;
	Sec. 33, NENW	827.20
T. 30 S., R. 3 W., SLB&M
27	Sec. 15, NW4SW4
	Sec. 16, SE4SE4	80.00
28	Sec. 19, Lot 4 (40.12), S2SE4SW4
	Sec. 30, M&B [Part of Lot 3] (10.25)
	Sec. 32, E2, S2NW4, SW4	630.37
T. 27 S., R. 4 W., SLB&M
29	Sec. 12, S2;
	Sec. 13, N2, N2S2;
	Sec. 14, N2, N2S2	1,280.00

SANPETE COUNTY, UTAH
T. 18 S., R 1 E., SLM&B
30	Sec. 25, NWNE, W2	360.00
31	Secs. 23, 26, and 35, (ALL)	1,910.36

WAYNE COUNTY, UTAH
T. 28 S., R. 2 E., SLM&B
32	Sec. 33, E2;
	Sec. 34, All;
	Sec. 35, W2	1,280.00
	Total Acres	33,334.86

SUMMARY OF ACREAGE COSTS

Total Acres :	33,334.86
Costs ($) :	1,536,613.50
Average Price / Acres ($) :	46.10

DETAILED SUMMARY

PARCEL	ACRES	ACREAGE COST ($) *
1	1,557.59	21,163.00
2	1,040.00	16,250.00
3	1,422.07	15,071.50
4	239.95	4,570.00
5	1,789.60	101,265.00
6	2,401.52	34,959.00
7	438.32	10,007.50
8	1,880.68	139,324.00
9	40.00	510.00
10	544.83	41,822.50
11	1,120.00	32,610.00
12	2,560.00	47,490.00
13	1,600.00	24,930.00
14	464.00	19,510.00
15	2,560.00	99,970.00
16	80.59	3,432.00
17	1,479.50	194,750.00
18	480.00	7,200.00
19	560.00	87,390.00
20	1,320.00	114,310.00
21	320.00	21,150.00
22	800.00	53,330.00
23	639.82	20,510.00
24	669.60	21,235.00
25	958.86	16,912.50
26	827.20	15,448.00
27	80.00	4,510.00
28	630.37	23,377.00
29	1,280.00	213,250.00
30	360.00	45,670.00
31	1,910.36	79,436.50
32	1,280.00	5,250.00

*Costs includes lease bonus, fees and first year delayed rental

All Parcels described above, save and except Parcel 18, are for a period of 10 years from their effective date with annual rentals of $1.50 per acres beginning two years from the effective date. The leases grant a 1/8 Royality Interest to the Lessors.

Parcel 18 has a paid up term of two years. The lease grants a 1/8 Royality Interest to the Lessors.

SCHEDULE 3.21
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

MATERIAL CONTRACTS OF ROYALITE

1.	First Amended License Agreement dated October 1, 2005 with Charles G. Moore, individually and doing business as Hy-Carb Company, of Boulder City, Nevada.

2.	Letter Agreement dated February 8, 2006 with Charles G. Moore and Eugene E. Phebus of Boulder City, Nevada.

3.	The residential lease and oil and gas leases described in Schedule 3.19.

4.	The services and consulting agreements described in Schedule 3.16.

SCHEDULE 4.3
TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION, ROYALITE ACQUISITION CORP. AND ROYALITE PETROLEUM
CORP.

DERIVATIVE SECURITIES OF WORLDBID

Worldbid Financing #1

Worldbid has 1,740,085 share purchase warrants outstanding. Each share purchase warrant entitles the holder to purchase one share of Worldbid Common Stock at a price of $0.85 per share for a period ending on January 31, 2008.

Worldbid Financing #2

On August 11, 2006, Worldbid’s Board of Directors approved the offering on a private placement basis of up to 15,000,000 units at a price of $1.50 per unit, with each unit consisting of one share of common stock and one-half (½) of one share purchase warrant. Each whole warrant will entitle the holder to purchase an additional share of the Corporation’s common stock at a price of $1.75 US per share for a period of one (1) year from the date of issuance of the Units. As of the date of this Agreement, Worldbid has received subscriptions for a total of 1,953,700 units.